                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           The Advisory Board Company
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             (Exact name of registrant as specified in its charter)

                  Delaware                                    52-1468699
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  (State of incorporation or organization)               (I.R.S. employer
                                                       identification no.)

                    The Watergate
            600 New Hampshire Avenue, N.W.
                  Washington, D.C.                             20037
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   (Address of principal executive offices)                  (Zip code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-68146
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    Title of each class                   Name of each exchange on which
    to be so registered                    each class is to be registered
    -------------------                   -------------------------------
           None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

               Common Stock, par value $0.01 per share
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                             (Title of class)




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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Information with respect to the Common Stock of The Advisory Board Company (the "Company") is incorporated herein by reference to the section captioned "Description of Capital Stock, Certificate of Incorporation and Bylaws" in the Company's Registration Statement on Form S-1 (File No. 333-68146) filed with the Securities and Exchange Commission on August 22, 2001 (the "Form S-1 Registration Statement"), as it may be amended from time to time. Any prospectus that contains this information and is subsequently filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is deemed to be incorporated herein by reference.

ITEM 2. EXHIBITS.

    EXHIBIT
    NUMBER                     DESCRIPTION
  ----------                 ---------------
      1.         Certificate of Incorporation of the Company.*

      2.         Bylaws of the Company.**

      3.         Specimen Common Stock Certificate.***

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*   Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
    Statement.

** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

*** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration
    Statement.



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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  October 24, 2001                    THE ADVISORY BOARD COMPANY




                                            By: /s/ Frank J. Williams
                                                -----------------------------
                                            Name:  Frank J. Williams
                                            Title: Chief Executive Officer




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